SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 18, 2003
                Date of Report (Date of earliest event reported)


                              TRUSTMARK CORPORATION
             (Exact name of registrant as specified in its charter)


  Mississippi                       0-3683                        64-0471500
(State or other            (Commission File Number)             (IRS Employer
 jurisdiction of                                             Identification No.)
 incorporation)



                             248 East Capitol Street
                                Jackson, MS 39201
          (Address, including zip code, of principal executive office)


                                 (601) 208-5111
              (Registrant's telephone number, including area code)

Item 5.  Other Events

Trustmark Corporation (Trustmark) and The Banc Corporation, Birmingham, Alabama, jointly announced the signing of a definitive purchase and assumption agreement pursuant to which Trustmark National Bank will acquire seven Florida branches of The Bank, known as the Emerald Coast Division, serving the markets from Destin to Panama City for a $46.8 million deposit premium. The transaction, which is subject to regulatory approval, is expected to be completed during the third quarter of 2003.

Trustmark is a financial services company providing banking and financial solutions through over 130 offices and 2,300 associates in Mississippi and Tennessee. For additional information, visit Trustmark's web site at www.trustmark.com.

The Banc Corporation is a $1.45 billion bank holding company headquartered in Birmingham, Alabama. The principal subsidiary of The Banc Corporation is The Bank, an Alabama commercial banking organization headquartered in Birmingham, Alabama. The Bank currently has a total of thirty-four locations, twenty throughout the state of Alabama and fourteen locations along Florida's emerald coast and panhandle.

--------------------------------------------------------------------------------

Forward Looking Statements by Trustmark Corporation
This press release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement in this press release encompasses any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward-looking statements. Factors that might cause future results to differ from such forward-looking statements are described in Trustmark's filings with the Securities and Exchange Commission. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments, or otherwise.

Forward Looking Statements by The Banc Corporation
Statements in this document that are not historical facts are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by
Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The Banc Corporation cautions that such "forward looking statements," wherever they occur in this document or in other statements attributable to The Banc Corporation are necessarily estimates reflecting the best judgment of The Banc Corporation's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore be considered in light of various important factors set forth from time to time in The Banc Corporation's reports and registration statements filed with the SEC.

The Banc Corporation disclaims any intent or obligation to update "forward looking statements."

Trustmark's investor contacts are Zach Wasson, Executive Vice President and Chief Financial Officer (601-208-6816), and Joseph Rein, First Vice President (601-208-6898). Trustmark's media contact is Gray Wiggers, Senior Vice President (601-208-5942).

The Banc  Corporation's  investor contact is Tom Jung, Senior Vice President and
Director of Marketing and Investor Relations (205-327-3547). The Banc Corporation's media contact is Carolyn Miles of The Abernathy MacGregor Group (212-371-5999).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRUSTMARK CORPORATION


BY:       /s/ Zach L. Wasson
          ------------------
          Zach L. Wasson
          Treasurer (Principal
          Financial Officer)

DATE:     June 18, 2003